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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-100833

               SUPPLEMENT DATED JULY 31, 2003 TO THE PROSPECTUS OF
                          MORGAN STANLEY ALLOCATOR FUND
                             DATED DECEMBER 31, 2002

     The following paragraph is hereby added to the "Principal Risks - Convertible Securities." section of the Fund's prospectus:

     The Fund may invest up to 10% of its net assets in "synthetic" and "exchangeable" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" and "exchangeable" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer. There are also special risks associated with the Fund's investments in "synthetic" and "exchangeable" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.